UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 7, 2018

CREATIVE REALITIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY		40223
(Address of principal executive offices)		(Zip Code)

(502) 791-8800

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission to a Vote of Security Holders.

On August 7, 2018, Creative Realities, Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”) in Louisville, Kentucky. As of July 17, 2018, the record date for the Special Meeting (the “Record Date”), 83,870,344 shares of Common Stock (“Common Stock”) and 5,535,192 shares of Series A Convertible Preferred Stock (“Preferred Stock”), were issued and outstanding. Each share of Common Stock is entitled to one vote, and each share of Preferred Stock votes on an as-converted basis. The holders of Preferred Stock vote together with the holders of Common Stock, voting together as single class. As of the Record Date, the 5,535,192 outstanding shares of Preferred Stock entitled the holders thereof to an aggregate of 21,706,636 votes at the Special Meeting. Thus, as of the Record Date, there were a total of 105,576,980 votes entitled to be cast at the Special Meeting. The items voted on at the Special Meeting and the results of such voting are set forth below:

(1)       The Company’s shareholders approved the amendment of the Articles of Incorporation of the Company, as amended, to effect a reverse stock split of the Company’s outstanding Common Stock at a ratio of not more than 1-for-40, with the exact split ratio to be determined by the Company’s Board of Directors, and without reducing the total number of authorized shares of capital stock of the Company. There were 61,932,691 votes cast for the proposal; 103,027 votes cast against the proposal; and 108 votes abstained. There were no broker non-votes.

(2)       The Company’s shareholders approved the amendment to the Company’s 2014 Stock Incentive Plan to increase the reserve of Common Stock authorized for issuance thereunder, from 7,390,355 shares to 18,000,000 shares. There were 61,341,273 votes cast for the proposal; 671,498 votes cast against the proposal; and 23,055 votes abstained. There were no broker non-votes.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Realities, Inc.
(Registrant)

Date: August 7, 2018	By:	/s/ Will Logan
Will Logan Chief Financial Officer

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